                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 811-04005 for Hartford Capital Appreciation HLS Fund, Inc. on Form N-1A.

                                                     /s/ Arthur Andersen LLP

Hartford, Connecticut
April 23, 2002